UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549


FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934 Date of Report (Date of earliest event reported) May 15, 2003



MIPS TECHNOLOGIES, INC.
(Exact Name of Registrant as Specified in its Charter)


Delaware
(State or Other Jurisdiction of Incorporation or Organization)

000-24487
(Commission File Number)

77-0322161
(IRS Employer Identification No.)



1225 Charleston Road
Mountain View, CA  94043
(Address of Principal Executive Offices, including zip code)


(650) 567-5000
(Registrant's telephone number, including area code)


N/A
(Former Name or Former Address, if Changed Since Last Report)



Item 7.	Financial Statements and Exhibits.
(c)	Exhibits
99.1	Press Release, dated May 15, 2003, entitled "MIPS Technologies Announces
Restructuring Plan."

Item 9.	Regulation FD Disclosure.
On May 15, 2003, MIPS Technologies, Inc. issued a press release announcing the implementation of a restructuring plan. A copy of the press release is attached as Exhibit 99.1 to this Current Report.


SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: May 15, 2003

MIPS TECHNOLOGIES, INC.
(Registrant)

By:	/s/ JOHN BOURGOIN
John Bourgoin
Chairman and CEO

EXHIBIT INDEX

Exhibit
  No.

Description
99.1 Press Release, dated May 15, 2003, entitled "MIPS Technologies Announces Restructuring Plan."






2